Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): July 22, 2003




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
          (None)

     (b)   EXHIBITS.
            (None)

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure
          On July 22, 2003, the registrant issued a press release announcing its participation in the Capitol Hill Health Technology Demonstration

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of July 22, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InterCare.com-Dx,  Inc.
                                          (Registrant)



Date:  July 24, 2003              By:/s/  Anthony C. Dike
                                      -------------------------
                                          Anthony C. Dike
                                         (Chairman and CEO)
































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
FOR  IMMEDIATE  RELEASE:   Tuesday,  July   22,  2003



CONTACT:     Anthony  C.  Dike,  Chairman & CEO
             InterCare DX,  Inc.
             213-627-8878
             www.intercare.com


       INTERCARE PARTICIPATING IN CAPITOL HILL HEALTH TECHNOLOGY DEMONSTRATION


LOS ANGELES, CALIF.-Anthony C. Dike, MD, Chairman and CEO of InterCare DX, Inc. (OTCBB: "ICCO") announced today the company's participation in the Capitol Hill Health Technology Demonstration, an all-day technology event, which is featuring interactive healthcare technology displays by leading government agencies, academic institutions, and the private sector. A noontime panel discussion led by the eHealth Initiative will focus on the role of technology in improving quality and cost-effective care.

This event is hosted by the Capitol Hill "Steering Committee on Telehealth and Healthcare Informatics" as part of a year-series of healthcare technology Demonstrations and presentations highlighting critical healthcare themes, including applications for public health, chronic care and disease management, clinical care decision-making, medical error reduction, healthcare to underserved populations, and various other cutting-edge applications.

InterCare's participation is predicated upon the company's development of the InterCare Clinical Explore(tm) (ICE(tm)), an innovative and robust software suite designed for integrated management of the healthcare enterprise, from medical history to diagnosis and treatment and billing.

InterCare  DX,  Inc.  an  affiliate  of  Meridian  Holdings,  Inc., (OTCBB:MRDH)
developed  and   markets  under  an  exclusive  value-added  reseller  agreement
InterCare Clinical Explore(tm) (ICE(tm)) an innovative, robust and totally scalable software application designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE(tm), which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems.

Periodic reports to the Securities and Exchange Commission by InterCare and Meridian, including their annual reports on Form 10-K for the year ended December 31, 2002, may be viewed at www.sec.gov.

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company=s results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company=s filings with the Securities and Exchange Commission.

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